Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(dollars in thousands, except per share data)

	Three	Three
	months	months
	ended	ended
	March 31,	March 31,
	2009	2008
	(Unaudited)
Operating revenue
Management fee revenue, net	$217,105	$216,971
Premiums earned	51,750	51,926
Service agreement revenue	8,578	7,391

Total operating revenue	277,433	276,288

Operating expenses
Cost of management operations	182,627	181,119
Losses and loss adjustment expenses incurred	43,004	33,760
Policy acquisition and other underwriting expenses	12,529	11,999

Total operating expenses	238,160	226,878

Investment loss – unaffiliated
Investment income, net of expenses	12,511	11,672
Net realized losses on investments	(8,442)	(24,579)
Equity in (losses) earnings of limited partnerships	(28,030)	7,978

Total investment loss – unaffiliated	(23,961)	(4,929)

Income before income taxes and equity in losses of Erie Family Life Insurance	15,312	44,481
Provision for income taxes	2,623	14,251
Equity in losses of Erie Family Life Insurance, net of tax	(1,560)	(253)

Net income	$11,129	$29,977

Net income per share:
Class A common stock – basic	$0.22	$0.57

Class A common stock – diluted	0.19	0.51

Class B common stock – basic and diluted	34.78	84.57

Weighted average shares outstanding:
Class A common stock – basic	51,270,240	52,827,878

Class A common stock – diluted	57,409,460	58,965,265

Class B common stock – basic and diluted	2,551	2,551

Dividends declared per share:
Class A common stock	$0.45	$0.44

Class B common stock	67.50	66.00

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS — SEGMENT BASIS

(amounts in thousands, except per share data)

	Three	Three
	months	months
	ended	ended
	March 31,	March 31,
	2009	2008
	(Unaudited)
Management operations
Management fee revenue	$229,769	$229,599
Service agreement revenue	8,578	7,391

Total revenue from management operations	238,347	236,990
Cost of management operations	193,273	191,660

Income from management operations	45,074	45,330

Insurance underwriting operations
Premiums earned	51,750	51,926

Losses and loss adjustment expenses incurred	43,004	33,760
Policy acquisition and other underwriting expenses	14,547	14,086

Total losses and expenses	57,551	47,846

Underwriting (loss) income	(5,801)	4,080

Investment operations
Investment income, net of expenses	12,511	11,672
Net realized losses on investments	(8,442)	(24,579)
Equity in (losses) earnings of limited partnerships	(28,030)	7,978
Equity in losses of Erie Family Life Insurance	(1,678)	(272)

Net loss from investment operations	(25,639)	(5,201)

Income before income taxes	13,634	44,209
Provision for income taxes	2,505	14,232

Net income	$11,129	$29,977

Net income per share – Class A basic	$0.22	$0.57

Net income per share – Class A diluted	0.19	0.51

Net income per share – Class B basic and diluted	34.78	84.57

Weighted average shares outstanding - Class A diluted	57,409	58,965

Amounts presented on a segment basis are gross of intercompany/intersegment items.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition of non-GAAP and operating measures

We believe that investors’ understanding of our performance is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses and related federal income taxes. We elected the fair value measurement option for our common stock portfolio effective January 1, 2008. As such, changes in value related to common stocks are reported in earnings. These unrealized gains or losses are included in the net realized losses/gains on investments on the Consolidated Statements of Operations that are used to calculate operating income. Equity in earnings or losses of Erie Family Life Insurance Company and equity in earnings or losses of limited partnerships are not excluded from the calculation of operating income. Equity in earnings or losses of limited partnerships includes the respective investment’s realized capital gains and losses, as well as unrealized gains and losses.

Net income is the GAAP measure that is most directly comparable to operating income.

We use operating income to evaluate the results of operations. It reveals trends in our management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses. Realized capital gains and losses may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market condition, the timing of which is unrelated to management services and insurance underwriting processes. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect our overall profitability.

The following table reconciles operating income and net income for the periods ended March 31, 2009 and 2008:

	Three months ended	Three months ended
	March 31, 2009	March 31, 2008
	(Unaudited)	(Unaudited)
(in thousands, except per share data)
Operating income	$16,616	$45,953
Net realized losses on investments	(8,442)	(24,579)
Income tax benefit on realized losses	2,955	8,603

Realized losses, net of income taxes	(5,487)	(15,976)

Net income	$11,129	$29,977

	Three months ended	Three months ended
	March 31, 2009	March 31, 2008
	(Unaudited)	(Unaudited)
Per Class A share – diluted:
Operating income	$0.29	$0.78
Net realized losses on investments	(0.15)	(0.42)
Income tax benefit on realized losses	0.05	0.15

Realized losses, net of income taxes	(0.10)	(0.27)

Net income	$0.19	$0.51

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(amounts in thousands, except per share data)

	March 31,	December 31,
	2009	2008
	(Unaudited)
Assets
Investments
Available-for-sale securities, at fair value:
Fixed maturities	$573,107	$563,429
Equity securities	45,158	55,281
Trading securities, at fair value	29,732	33,338
Other invested assets	275,182	300,391

Total investments	923,179	952,439
Cash and cash equivalents	77,588	61,073
Equity in Erie Family Life Insurance	29,887	29,236
Premiums receivable from policyholders	241,314	244,760
Receivables from affiliates	1,064,418	1,130,610
Other assets	206,048	195,268

Total assets	$2,542,434	$2,613,386

Liabilities and shareholders’ equity
Liabilities
Unpaid losses and loss adjustment expenses	$979,794	$965,081
Unearned premiums	420,508	424,370
Other liabilities	365,184	432,060

Total liabilities	1,765,486	1,821,511
Total shareholders’ equity	776,948	791,875

Total liabilities and shareholders’ equity	$2,542,434	$2,613,386

Book value per share	$13.54	$13.79

Shares outstanding	57,363	57,405

ERIE INDEMNITY COMPANY
RECONCILIATION OF PROPERTY AND CASUALTY GROUP TO INDEMNITY RESULTS

	Three	Three
	months ended	months ended
	March 31,	March 31,
	2009	2008
(dollars in thousands)
Property and Casualty Group insurance underwriting operations (SAP basis)
Direct underwriting results
Direct written premium	$921,077	$918,396

Premiums earned	938,694	937,819

Loss and loss adjustment expenses incurred	778,846	603,390
Policy acquisition and other underwriting expenses	261,799	254,862

Total losses and expenses	1,040,645	858,252

Direct underwriting (loss) income	(101,951)	79,567

Nonaffiliated reinsurance underwriting results
Assumed voluntary-less ceded retrocessions	(836)	210
Assumed involuntary	111	(791)
Less: Ceded	14,171	9,043

Nonaffiliated reinsurance underwriting loss	(14,896)	(9,624)

Net underwriting (loss) income (SAP basis)	($116,847)	$69,943

Erie Indemnity insurance underwriting operations (SAP to GAAP basis)
Percent of pool assumed by the Indemnity Company	5.50%	5.50%

Indemnity preliminary underwriting (loss) income (SAP basis)	($6,427)	$3,847
SAP to GAAP adjustments	626	233

Indemnity underwriting (loss) income before tax (GAAP basis)	($5,801)	$4,080

Property & Casualty Group (SAP basis)
Net basis:
Loss and LAE ratio	84.6%	65.6%
Underwriting ratio	28.0	27.3
Policyholder dividends ratio	0.1	0.1

Statutory combined ratio	112.6	93.0

Adjusted combined ratio, excluding profit component	108.6	88.9
Direct business:
Loss ratio points from prior accident year reserve development – deficiency (redundancy)	4.0	(5.3)
Loss ratio points from prior accident years from salvage and subrogation recoveries collected	(3.2)	(3.3)

Total loss ratio points from prior accident years	0.8	(8.6)

Loss ratio points from catastrophes	7.8	1.6
Erie Indemnity Company
GAAP combined ratio	111.2	92.1
GAAP loss ratio points from catastrophes	7.7	1.6

SAP basis represents statutory accounting principles as codified by the National Association of Insurance Commissioners (NAIC).

Selected financial data of Erie Insurance Exchange:

The selected financial data below is derived from the Erie Insurance Exchange’s financial statements prepared in accordance with Statutory Accounting Principles. In our opinion, all adjustments consisting only of normal recurring accruals, considered necessary for a fair presentation have been included. The financial data set forth below is only a summary.

	Three	Three
	months ended	months ended
	March 31,	March 31,
	2009	2008
(dollars in thousands)
Statutory accounting basis	(Unaudited)
Premiums earned	$884,251	$887,492
Losses, loss adjustment expenses and
underwriting expenses	994,659	821,418

Net underwriting (loss) income	(110,408)	66,074
Total investment (loss) income	(191,691)	30,229

(Loss) income before income taxes	(302,099)	96,303
Federal income tax (benefit) expense	(53,220)	60,800

Net (loss) income	($248,879)	$35,503

	As of	As of
	March 31,	December 31,
	2009	2008
(dollars in thousands)
Statutory accounting basis	(Unaudited)
Cash and invested assets	$7,360,169	$7,595,727
Other assets	1,359,259	1,552,902

Total assets	$8,719,428	$9,148,629

Loss, loss adjustments expense and
unearned premium reserves	$4,854,599	$4,768,240
Other liabilities	246,521	334,399

Total liabilities	5,101,120	5,102,639

Policyholders’ surplus	3,618,308	4,045,990

Total liabilities and policyholders’ surplus	$8,719,428	$9,148,629

Management fee revenue by major lines of business – Segment basis:

	Three months	Three months
	ended	ended
	March 31,	March 31,	Percent
	2009	2008	Change
(dollars in thousands)
Private passenger auto	$110,371	$109,250	1.0%
Homeowners	39,681	37,784	5.0
Commercial multi-peril	29,017	28,744	0.9
Commercial auto	19,751	20,718	-4.7
Workers compensation	18,908	21,214	-10.9
All other lines of business	12,541	11,889	5.5

	230,269	229,599	0.3
Change in allowance for management fee returned on cancelled policies	(500)	0

Management fee revenue, net of allowance	$229,769	$229,599	0.1%

Management fee rate	25.00%	25.00%

Growth rates of policies in force for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.		12-mth.	Total	12-mth.
	Passenger	growth		growth	All Other	growth	Personal	growth
Date	Auto	rate	Homeowners	rate	Personal Lines	rate	Lines	rate
03/31/2007	1,635,714	0.0%	1,384,856	2.1%	305,591	5.4%	3,326,161	1.3%
06/30/2007	1,644,561	0.4	1,398,034	2.3	311,761	5.9	3,354,356	1.7
09/30/2007	1,649,801	0.8	1,408,114	2.5	316,786	6.2	3,374,701	2.0
12/31/2007	1,651,234	1.1	1,413,712	2.6	321,431	6.6	3,386,377	2.2
03/31/2008	1,655,869	1.2	1,420,250	2.6	325,926	6.7	3,402,045	2.3
06/30/2008	1,667,446	1.4	1,433,504	2.5	332,922	6.8	3,433,872	2.4
09/30/2008	1,677,151	1.7	1,446,779	2.7	340,566	7.5	3,464,496	2.7
12/31/2008	1,683,526	2.0	1,454,797	2.9	346,953	7.9	3,485,276	2.9
03/31/2009	1,694,583	2.3	1,466,227	3.2	353,470	8.5	3,514,280	3.3

		12-mth.	CML*	12-mth.		12-mth.		12-mth.	Total	12-mth.
	CML*	growth	Multi-	growth	Workers	growth	All Other	growth	CML*	growth
Date	Auto	rate	Peril	rate	Comp.	rate	CML* Lines	rate	Lines	rate
03/31/2007	119,907	1.1%	219,300	2.3%	53,498	(3.2)%	92,857	2.8%	485,562	1.5%
06/30/2007	121,587	1.8	223,670	3.0	53,955	(1.7)	94,612	3.3	493,824	2.2
09/30/2007	122,154	2.2	226,302	3.9	54,341	(0.1)	96,167	3.8	498,964	3.0
12/31/2007	122,558	2.3	228,214	4.4	54,720	1.5	96,464	4.1	501,956	3.5
03/31/2008	122,882	2.5	229,577	4.7	54,927	2.7	96,511	3.9	503,897	3.8
06/30/2008	123,955	1.9	234,393	4.8	55,801	3.4	97,745	3.3	511,894	3.7
09/30/2008	124,418	1.9	236,994	4.7	56,381	3.8	98,786	2.7	516,579	3.5
12/31/2008	124,205	1.3	237,228	3.9	56,704	3.6	98,796	2.4	516,933	3.0
03/31/2009	123,747	0.7	236,804	3.1	56,661	3.2	98,622	2.2	515,834	2.4

		12-mth.
	Total All	growth
Date	Lines	rate
03/31/2007	3,811,723	1.3%
06/30/2007	3,848,180	1.8
09/30/2007	3,873,665	2.1
12/31/2007	3,888,333	2.4
03/31/2008	3,905,942	2.5
06/30/2008	3,945,766	2.5
09/30/2008	3,981,075	2.8
12/31/2008	4,002,209	2.9
03/31/2009	4,030,114	3.2

CML* = Commercial

Policy retention trends for Property and Casualty Group insurance operations by major lines of business:

	Private			CML*
	Passenger	CML*		Multi-	Workers	All Other
Date	Auto	Auto	Homeowners	Peril	Comp.	Lines	Total All Lines
03/31/2007	91.0%	88.0%	89.7%	86.1%	86.2%	87.2%	89.7%
06/30/2007	91.1	88.1	89.9	86.0	86.3	87.6	89.9
09/30/2007	91.3	88.2	90.1	86.1	86.8	87.5	90.0
12/31/2007	91.5	88.2	90.3	86.0	86.8	87.8	90.2
03/31/2008	91.6	88.4	90.5	86.5	87.6	87.9	90.4
06/30/2008	91.6	87.9	90.7	86.2	87.5	88.1	90.4
09/30/2008	91.7	87.8	91.0	86.0	87.2	88.2	90.5
12/31/2008	91.8	87.6	91.1	85.6	86.6	88.5	90.6
03/31/2009	91.9	87.5	91.4	85.7	86.3	88.8	90.8

CML* = Commercial

Average premium per policy trends for Property and Casualty Group insurance operations by major lines of business:

	Private	12-mth.		12-mth.	All other	12-mth.		12-mth.
	Passenger	percent		percent	Personal	percent	Total Personal	percent
Date	Auto	change	Homeowners	change	Lines	change	Lines	change
03/31/2007	$1,100	(5.3)%	$524	(2.8)%	$349	0.0%	$791	(4.9)%
06/30/2007	1,094	(4.0)	520	(2.8)	351	0.9	786	(3.9)
09/30/2007	1,093	(2.6)	519	(2.1)	352	1.1	783	(2.9)
12/31/2007	1,092	(1.6)	518	(1.5)	353	1.1	782	(1.9)
03/31/2008	1,091	(0.8)	518	(1.1)	354	1.4	781	(1.3)
06/30/2008	1,088	(0.5)	514	(1.2)	353	0.6	777	(1.1)
09/30/2008	1,086	(0.6)	511	(1.5)	354	0.6	774	(1.1)
12/31/2008	1,085	(0.6)	511	(1.4)	356	0.8	773	(1.2)
03/31/2009	1,081	(0.9)	512	(1.2)	358	1.1	771	(1.3)

		12-mth.		12-mth.		12-mth.	Total	12-mth.
		percent		percent	All Other	percent	CML*	percent
Date	CML* Auto	change	Workers Comp.	change	CML* Lines	change	Lines	change
03/31/2007	$2,664	(4.1)%	$5,914	(5.7)%	$1,641	(4.0)%	$2,365	(5.4)%
06/30/2007	2,627	(3.8)	5,901	(3.9)	1,616	(3.6)	2,333	(4.5)
09/30/2007	2,600	(3.9)	5,780	(4.4)	1,592	(4.6)	2,295	(5.0)
12/31/2007	2,577	(4.1)	5,602	(6.4)	1,581	(4.6)	2,262	(5.5)
03/31/2008	2,568	(3.6)	5,453	(7.8)	1,576	(4.0)	2,240	(5.3)
06/30/2008	2,530	(3.7)	5,236	(11.3)	1,546	(4.3)	2,187	(6.3)
09/30/2008	2,514	(3.3)	5,067	(12.3)	1,536	(3.5)	2,157	(6.0)
12/31/2008	2,505	(2.8)	4,951	(11.6)	1,533	(3.0)	2,141	(5.3)
03/31/2009	2,483	(3.3)	4,792	(12.1)	1,537	(2.5)	2,122	(5.3)

		12-mth.
	Total All	percent
Date	Lines	change
03/31/2007	$991	(5.1)%
06/30/2007	984	(4.1)
09/30/2007	978	(3.3)
12/31/2007	973	(2.8)
03/31/2008	969	(2.2)
06/30/2008	960	(2.4)
09/30/2008	953	(2.6)
12/31/2008	949	(2.5)
03/31/2009	944	(2.6)

CML* = Commercial

PROPERTY & CASUALTY GROUP ADJUSTED COMBINED RATIO BY
MAJOR LINES OF BUSINESS (SAP BASIS) – DIRECT BUSINESS

	Three Months ended				Three Months ended
	March 31, 2009				March 31, 2008
	Calendar* Year	Prior Year** Reserve Development Deficiency (Redundancy)	Catastrophe Losses	Current Accident Year Excluding Catastrophes	Calendar* Year	Prior Year** Reserve Development Deficiency (Redundancy)	Catastrophe Losses	Current Accident Year Excluding Catastrophes

Private passenger auto	102.1%	5.3%	3.5%	93.3%	85.0%	-11.2%	0.2%	96.0%
Homeowners	130.2%	5.3%	24.0%	100.9%	90.5%	-1.3%	5.9%	85.9%
Other personal lines	89.0%	-6.5%	7.6%	87.9%	59.6%	-16.9%	3.2%	73.3%
Total personal lines	109.2%	4.8%	9.4%	95.0%	85.3%	-8.7%	1.9%	92.1%
Commercial multi-peril	129.6%	19.0%	5.6%	105.0%	109.1%	13.2%	2.2%	93.7%
Commercial auto	64.5%	-19.7%	4.6%	79.6%	62.9%	-23.9%	0.2%	86.6%
Workers compensation	106.4%	9.4%	0.0%	97.0%	90.5%	4.8%	0.0%	85.7%
Other commercial lines	45.3%	-28.9%	0.5%	73.7%	117.2%	45.2%	0.4%	71.6%
Total commercial lines	99.4%	2.2%	3.6%	93.6%	91.7%	2.8%	0.9%	88.0%
Grand total – direct
business only	106.5%	4.0%	7.8%	94.7%	87.3%	-5.3%	1.6%	91.0%
*The calendar year combined ratio represents the adjusted statutory combined ratio, which removes the profit component of the management fee earned by the Company.
**The prior accident year reserve development does not include the effects of salvage and subrogation recoveries.